                                                                 Exhibit 10.23

                                   GUARANTY

    THIS GUARANTY dated as of December 24, 1997 (the "Guaranty"), made by GENIE INTERACTIVE, INC., a New Jersey corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, IDT AMERICA, CORP., a New Jersey corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, IDT INTERNATIONAL, CORP., a New Jersey corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, IDT INTERNET SERVICES, INC., a Delaware corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, INTERNET ONLINE SERVICES, INC., a New Jersey corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, MEDIA RESPONSE, INC., a New Jersey corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, NEW WORLD TELECOMMUNICATIONS, CORP., a New Jersey corporation, with an address at 294 State Street, Hackensack, New Jersey 07601, and YOVELLE RENAISSANCE CORPORATION, a Delaware corporation, with an address at 294 State Street, Hackensack, New Jersey 07601 (jointly and severally, the "Guarantor"), in favor of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 16133 Ventura Blvd., Suite 700, Encino, California 91436, with respect to the "Indebtedness" (as defined below) of IDT CORPORATION, a Delaware corporation (the "Borrower").

    1. Guaranty. The Guarantor hereby (a) unconditionally and irrevocably guarantees the punctual payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Indebtedness, and (b) agrees to pay any and all reasonable costs and expenses (including reasonable attorneys' fees and related expenses) incurred by the TBCC in enforcing any rights under this Guaranty. As used herein, "Indebtedness" means and includes all loans (including the Loans), advances, debts, liabilities, obligations, covenants and duties owing by Borrower to TBCC of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, which may arise under, out of, or in connection with, any present or future Loan and Security Agreement between Borrower and TBCC (the "Loan Agreement"), any other Loan Document or any other agreement executed in connection herewith or therewith, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term "Indebtedness" includes, without limitation, all interest (including interest accruing on or after an Insolvency Event, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, and any other sum properly chargeable to Borrower under the Loan Agreement, the other Loan Documents or any other agreement executed in connection herewith or therewith. (Capitalized terms used in this Guaranty, which are not defined, shall have the meanings set forth in the Loan Agreement.)

    2. Guaranty Absolute. The Guarantor guarantees that the Indebtedness will be paid and performed strictly in accordance with the terms of the Loan Agreement regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms or the rights of the TBCC with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Loan Agreement or any other agreement or instrument relating thereto, including, without limitation, this Guaranty (collectively, the "Loan Documents");

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any amendment or waiver of any term of or any consent to departure from the Loan Agreement or any other Loan Document;

         (c) any exchange, release or non-perfection of any collateral, or any release, amendment or waiver of any term of, or consent to departure from, any other guaranty for all or any of the Indebtedness;

         (d) any failure on the part of the TBCC or any other person or entity to exercise, or any delay in exercising, any right under the Loan Agreement or any other Loan Document; or

         (e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower, the Guarantor or any other guarantor with respect to the Indebtedness (including, without limitation, all defenses based on suretyship or impairment of collateral, and all defenses that the Borrower may assert to the repayment of the Indebtedness, including, without limitation, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, lack of legal capacity, statute of limitations, lender liability, accord and satisfaction, and usury) or which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty.

The Guarantor hereby agrees that if the Borrower or any other guarantor of all or a portion of the Indebtedness is the subject of a bankruptcy proceeding under Title 11 of the United States Code, it will not assert the pendency of such proceeding or any order entered therein as a defense to the timely payment of the Indebtedness. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indebtedness is rescinded or must otherwise be returned by the TBCC upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though the payment had not been made.

    3. Waiver. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Indebtedness and this Guaranty and any requirement that the TBCC protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right to take any action against the Borrower or any other person or any collateral.

    4. Subrogation. The Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any and all claims, rights or remedies which it may now have or hereafter acquire against the Borrower that arise hereunder or from the performance by him hereunder including, without limitation, any claims, rights or remedies of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claims, rights or remedies of the TBCC against the Borrower or in any security which the TBCC now has or hereafter acquires, whether or not the claims, rights or remedies arise in equity, under contract, by statute, under common law or otherwise.

    5. Representations and Warranties. The Guarantor hereby represents and warrants as follows:

         (a) Power and Authority. The Guarantor has full power, authority, capacity and legal right to execute and deliver and to perform its obligations under this Guaranty and the other Loan Documents to which the Guarantor is a party.

         (b) Enforceability. This Guaranty and the other Loan Documents to which the Guarantor is a party have been duly executed and delivered by the Guarantor and constitute a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor, its successors and assigns (and, in the case of Guarantors who are individuals, their heirs, estate, personal representatives, executors and administrators) in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (c) No Conflicts. The execution, delivery and performance of this Guaranty and the other Loan Documents to which the Guarantor is a party will not violate any requirement of law or contractual obligation of the Guarantor or result in the creation or imposition of any lien on any of the property or assets of the Guarantor, except for liens (if any) granted in favor of the TBCC pursuant to the Loan Documents.

         (d) No Consents. No consent of any other Person and no consent, license, permit, approval or authorization, of, exemption by, notice or report to, or registration, filing or declaration with, and governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty and the other Loan Documents to which the Guarantor is a party.

         (e) Solvency. The fair value of the property of the Guarantor exceeds the total amount of liabilities (including, without limitation, contingent liabilities) of the Guarantor; the present fair saleable value of the assets of the Guarantor exceeds the amount that will be required to pay the probable liability of the Guarantor on its existing debts as they become absolute and matured; the Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature and the Guarantor does not intend to, and does not believe that it will, incur debts or liabilities beyond the Guarantor's ability to pay as the debts and liabilities mature. In computing the amount of contingent liabilities at any time, it is intended that the liabilities will be computed at the amount which, in light of all facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or mature liability.

         (f) Absence of Litigation. Except as otherwise heretofore disclosed to the TBCC in writing, there are no actions, suits, investigations, litigation or proceedings pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its properties before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has an amount in controversy in excess of $25,000, or which purports to affect any part of the transactions contemplated hereby or by the other Loan Documents to which the Guarantor is a party or the legality, validity or enforceability of this Guaranty or other other Loan Documents to which the Guarantor is a party.

         (g) Financial Condition. The financial condition and net worth of the Guarantor contained in the financial statements, dated _______________ are true and correct; there is no event, fact, circumstance or condition known to the Guarantor which is inconsistent with the statements or is required to be disclosed in order to cause the statements not to be misleading; and the Guarantor knows of no reason why it will not be able to perform duly and promptly its obligations under this Guaranty.

         (h) Payment of Taxes. The Guarantor has filed all tax returns (federal, state, local and foreign) required to be filed and paid all taxes shown thereon to be due, including interest and penalties, except for such taxes as are being contested in good faith and by proper proceedings.

    6. Covenants. The Guarantor covenants and agrees that, so long as any part of the Indebtedness shall remain unpaid, the Guarantor shall provide the TBCC with financial statements relating to the financial condition and net worth of the Guarantor and the ability of the Guarantor to satisfy its obligations hereunder, such financial statements to be certified as being true and correct by the Guarantor. Such financial statements shall be provided (i) in the case of a Guarantor who is an individual, as of December 31 of each year, by January 31 of the following year; (ii) in the case of a Guarantor which is a corporation, partnership, limited liability company, trust, or any other entity or organization, within 120 days after the end of the Guarantor's fiscal year.

     7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the TBCC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and, if to the Guarantor, mailed or delivered to him at its address specified on the first page of this Guaranty, if to the TBCC, mailed or delivered to it at the address of the TBCC specified on the first page of this Guaranty, or as to each party at such other address as shall be designated by the party in a written notice to the other party. All the notices and other communications shall, if mailed, be effective when deposited in the mail addressed as aforesaid.

     9. No Waiver; Remedies. No failure on the part of the TBCC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     10. Right of Set-off. The TBCC is hereby authorized at any time and from time-to-time following an Event of Default, to the fullest extent permitted by law,, to set off and apply any and all deposits (general or special, time or demand, provisional of final) at any time held and other indebtedness at any time owing by the TBCC to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not the TBCC shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The TBCC agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the TBCC under this Section are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which the TBCC may have.

     11. Continuing Guaranty; Assignments. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full of the Indebtedness and all other amounts payable under this Guaranty, (b) be binding upon the Guarantor and its successors, assigns, beneficiaries and indorsees (including, without limitation, the heirs, administrators, executors and estate of the Guarantor), except that no Guarantor shall assign or transfer any of its rights or obligations hereunder without the prior written consent of the TBCC, and (c) insure to the benefit of the be enforceable by the TBCC and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the TBCC may assign or otherwise transfer any of the Indebtedness to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to the TBCC herein or otherwise. This Guaranty and the obligations of the Guarantor hereunder shall terminate upon the indefeasible payment in full of all of the Indebtedness and all other amounts payable under this Guaranty.

     12. Subordination. Any and all payments on any indebtedness or obligations of the Borrower now or hereafter owing to the Guarantor other than in respect of salaries or wages (the "Junior Debt") is hereby subordinated and junior in right of payment and exercise of remedies to the prior payment in full in cash of the Indebtedness. Upon the written request of the TBCC, the Junior Debt shall be collected, enforced and received by the Guarantor as trustee for the TBCC and paid over to the TBCC on account of the Indebtedness but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

    13. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVEN EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF.

    14. Telecopier; Counterparts. This Guaranty may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same was a fully executed and delivered original counterpart. This Guaranty may be executed by the parties in one or more counterparts, each of which shall be an original and all of this shall constitute one and the same agreement.

    15. CONSENT TO JURISDICTION.

        (a) THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY ILLINOIS STATE OR FEDERAL COURT SITTING IN ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENTS, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF THE ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE OR FEDERAL COURT. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT HE MAY EFFECTIVELY DO SO, ANY OBJECTION TO THE LAYING OF VENUE OR ANY DEFENSE OF AN INCONVENIENT FORUM WHICH HE MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF SUCH ACTION OR PROCEEDING. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE GUARANTOR AT HIS ADDRESS SPECIFIED ON THE FIRST PAGE OF THIS GUARANTY. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

        (b) NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE TBCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE TBCC TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR HIS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTIONS.

    16. JURY TRIAL WAIVER. THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE TBCC, HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN ANY COURT RELATING TO, IN CONNECTION

WITH OR ARISING UNDER THIS GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.


GENIE INTERACTIVE, INC.                INTERNET ONLINE SERVICES, INC.

By /s/ Stephen Brown                   By /s/ Stephen Brown
   -----------------                      -----------------
Title Chief Financial Officer          Title Chief Financial Officer


IDT AMERICA, CORP.                     MEDIA RESPONSE, INC.

By /s/ Stephen Brown                   By /s/ Stephen Brown
   -----------------                      -----------------
Title Chief Financial Officer          Title Chief Financial Officer


IDT INTERNATIONAL, CORP.               NEW WORLD
                                       TELECOMMUNICATIONS, CORP.

By /s/ Stephen Brown                   By /s/ Stephen Brown
   -----------------                      -----------------
Title Chief Financial Officer          Title Chief Financial Officer

IDT INTERNET SERVICES, INC.            YOVELLE RENAISSANCE
                                       CORPORATION

By /s/ Stephen Brown                   By /s/ Stephen Brown
   -----------------                      -----------------
Title Chief Financial Officer          Title Chief Financial Officer